EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Tarpon	Mid 110's	Gulf of Mexico	Jan. 07	Will enter shipyard for repairs early Oct. for approximately 20 days
ENSCO 68	MLT 84-CE	400	Chevron	Mid 120's	Gulf of Mexico	Dec. 06
ENSCO 74	MLT Super 116-C	400	Walter	Mid 90's	Gulf of Mexico	Oct. 06	Expect to substitute E74 or E75 for E105 contract extension with Nexen as early as Dec. 06, low 140's to Feb. 07, then rate increases to mid 180's to Aug. 07
ENSCO 75	MLT Super 116-C	400	Hydro GOM	Mid 160's	Gulf of Mexico	Jan. 07	Rate increases mid/late Oct. 06, mid 180's
ENSCO 81	MLT 116-C	350	Dominion	Mid 90's	Gulf of Mexico	Sep. 06
ENSCO 82	MLT 116-C	300	Chevron	Mid 150's	Gulf of Mexico	Dec. 06
ENSCO 83	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 07
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 120's	Gulf of Mexico	Sep. 06	Next to Samson to Feb. 07, market rate, then expect to work 180 - 270 days, low 150's
ENSCO 87	MLT 116-C	350	Hunt Petroleum	High 140's	Gulf of Mexico	Oct. 06
ENSCO 89	MLT 82 SD-C	250	Magnum Hunter	Low 120's	Gulf of Mexico	Sep. 06
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 120's	Gulf of Mexico	Dec. 06
ENSCO 93	MLT 82 SD-C	250	Tana	Mid 120's	Gulf of Mexico	Sep. 06	Next to Hunt Oil to Jan. 07, mid 120's
ENSCO 98	MLT 82 SD-C	250	Remington	Mid 70's	Gulf of Mexico	Sep. 06
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Low 120's	Gulf of Mexico	Mar. 07	Well to well, market rate
ENSCO 105	KFELS MOD V-B	400	Nexen	Low 140's	Gulf of Mexico	Feb. 07	Next to mobilize to Tunisia for up to 24-month program with British Gas, low 200's plus cost adjustments, and unpriced options
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 190's	Gulf of Mexico	Feb. 10	Two-year contract extension, rate increases Feb. 08 to low 350's and Feb. 09 to low 380's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko, Dominion, Kerr McGee to 3Q 12, low 250's plus cost adjustments & lump sum payment of $20 million, plus four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's plus cost adjustments, and unpriced options
Platform Rig
ENSCO 25	3000 HP API		Chevron	Low 40's	Gulf of Mexico	Dec. 06	Well to well
South America
ENSCO 69	MLT 84-S	400	ConocoPhillips	Mid 70's	Venezuela	Sep. 07	Four 1-well options, low 70's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	ATP	High 160's	UK	Dec. 06	07 options unpriced, next to DONG in Denmark, two wells, market or mutually agreed rate, and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90's	Denmark	Aug. 07	One 1-year option, low 100's
ENSCO 72	Hitachi K1025N	225	Total	Low 170's	Netherlands	Dec. 07	Plus cost adjustments, 07 at market or agreed fixed rate plus cost adjustments, and unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 160's	UK	Dec. 07	Plus cost adjustments, rate for 07, mid 190's plus cost adjustments
ENSCO 85	MLT 116-C	225	Newfield	Mid 160's	UK	Dec. 07	Plus cost adjustments, rate for 07, mid 190's plus cost adjustments, and unpriced options
ENSCO 92	MLT 116-C	225	ConocoPhillips	High 160's	UK	Oct. 06	Next to BP to Dec. 07, mid 160's plus cost adjustments, and unpriced options (sublet to Peak to Dec. 06)
ENSCO 101	KFELS MOD V-A	400	Tullow	High 170's	UK	Dec. 07	Plus cost adjustments, rate for 07, low 270's plus cost adjustments, and unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 150's	UK	Apr. 07	Plus cost adjustments, and unpriced options
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 130's	Nigeria	Feb. 07	Plus cost adjustments, and unpriced option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Jan. 09	Rate increases Jan. 07, high 160's plus cost adjustments, and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Jan. 08	Rate increases Jan. 07, mid 170's plus cost adjustments, and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	May 07	One 3-well option, mid 50's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	En route/shipyard		Qatar	Nov. 06	Next to Maersk to Nov. 09, mid 160's plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60's	Qatar	Dec. 07	Three 5-well options, high 70's to low 100's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Apr. 08	Rate increases Sep. 07 to high 50's, and one 7-well option, low 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Three 1-year options, low 90's to low 110's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of September 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Mid 80's	Brunei	Jan. 08	Rate adjusts to average market rate every six months (next adj. Jan. 07)
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70's	Malaysia	Nov. 07	Rate increases Nov. 06 to low 110's, then expect to work to Nov. 10, low 160's plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Low 80's	New Zealand	Oct. 07	Plus cost adjustments, and options at average market rate, then expect to work for approximately one month, mid 140's, and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Murphy	High 90's	Malaysia	Dec. 06	Next expect to work to Dec. 09, low 160's plus cost adjustments
ENSCO 67	MLT 84-C	400	Apache	High 90's	Australia	Feb. 07	Next to ConocoPhillips in Indonesia to Nov. 07, high 140's, and unpriced options
ENSCO 104	KFELS MOD V-B	400	CTOC	High 90's	Malaysia	Jan. 07	Rate increases Dec. 06, low 130's plus cost adjustments, and unpriced options, next expect to work in Indonesia, 6-months at mid 220's, 6-months at mid 230's, and fixed price 290-day option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 180's	Australia	Mar. 07	Unpriced option
ENSCO 107	KFELS MOD V-B	400	KNOC	Low 100's	Vietnam	Mar. 07	Plus cost adjustments, and 1-well same-rate option, next to Origin in New Zealand to Oct. 07, mid 180's plus cost adjustments, and 3-well same-rate options, next to OMV to Jul. 08, low 200's plus cost adjustments, and unpriced options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next to BP in Indonesia to Apr. 08, mid 170's, rate increases late Oct. 07 to low 180's, and options Apr. 08 to Oct. 08, mid 190's, then to Apr. 09, low 200's, and 1-year unpriced option

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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